DEAR FELLOW SHAREHOLDERS:

     Net investment income for the full year and for the fourth quarter was $2,314,162 and $549,590, respectively. A dividend of $.27 was declared on December 2, 1998 payable January 29, 1999 to holders of record December 18, 1998. We have been advised that 6.09% of 1998 dividend income is deemed to have been derived from interest earned on U.S. federal obligations.

     Shareholders should bear in mind that our fund could properly be characterized as a bond masquerading as a stock. We are happy with that rather stodgy description since it warns investors that Excelsior is NOT intended to be a performance fund. Our goal is to provide steady income from a top quality highly liquid bond portfolio. We hope that shareholders have been fortunate enough to have profited mightily from the Internet stocks, while relying on our safe haven as an income source.

     From time to time, shareholders have suggested that Excelsior should trade more actively, in the hope of increasing profits. That really is not our style. An account can be actively managed without substantial amounts of turnover. In fact, trading can hurt returns because every transaction has a price. In a closed end fund, both the buy and sell decisions have to be right, or we will lose money for investors. For the record, Excelsior has provided a total return better than the Lehman Intermediate Aggregate Index for one, three and five years. Our duration is very similar to that index. We feel comfortable with those results.

     It is a time of year when soothsayers try to predict the future. For what it is worth, we have a few thoughts about the year ahead: Inflation should stay low; our economic engine may slow, thus hurting corporate profits; interest rates aren't expected to provide a lot of drama, but the rest of the world could well have some nasty surprises for investors. The Internet stocks seem to have a market that is unique in memory; at some point even Amazon.com, Inc., will have to demonstrate at least the possibility of growing earnings rather than losses. It is quite possible that the "new era" believers will find some old truths still are valid.

     In any case, we are not going to evolve into "Excelsior.com", and we hope that our shareholders will take comfort from that fact.

     All good wishes for the New Year!

                                          Sincerely yours,
                                          /s/ Townsend Brown II
                                          Townsend Brown II
                                          Chairman and President
January 4, 1999

Excelsior Income Shares, Inc.

SCHEDULE OF INVESTMENTS
December 31, 1998 (Note 1)


U.S. GOVERNMENT AND FEDERAL                    Moody's
AGENCIES OBLIGATIONS--55.83%                   Rating**      Face Amount        Cost*           Value
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Deb.,
         7.55%, 6/10/04                           (1)        $ 2,500,000     $ 2,423,945     $ 2,526,573
         7.50%, 7/25/20                           (1)          1,149,923       1,138,334       1,153,419
         6%, 4/1/28                               (1)          3,000,000       2,950,781       2,961,267
Federal National Mortgage Assn., Global Bond,
         8.50%, 2/1/05                                         1,600,000       1,600,000       1,657,854
Government National Mortgage Assn.,
         6%, 7/20/27                              (1)            711,747         715,195         720,090
         6%, 11/20/28                             (1)          3,015,000       2,970,246       2,984,850
         7%, 5/15/22                              (1)            231,270         230,980         236,545
         7%, 4/15/23                              (1)          2,715,355       2,717,052       2,777,293
         7%, 5/15/23                              (1)            639,133         637,236         653,712
         7%, 3/15/24                              (1)          1,407,620       1,392,664       1,439,727
         7.50%, 12/15/25                          (1)            777,913         776,698         801,982
         8%, 8/15/24                              (1)          1,046,523       1,040,800       1,087,076
         8%, 1/15/25                              (1)            872,396         843,498         906,202
         8.50%, 7/15/17                           (1)            795,536         815,798         843,269
         8.50%, 5/15/21                           (1)            356,895         365,985         378,309
         10%, 1/15/18                             (1)            648,301         703,508         707,661
U.S. Treasury Bond,
         7.25%, 5/15/16                           (1)          1,000,000         975,000       1,213,125
                                                             -----------     -----------     -----------
                                                              22,467,612      22,297,720      23,048,954
                                                             -----------     -----------     -----------
BONDS AND NOTES--29.87%
--------------------------------------------------------------------------------------------------------
DuPont (EI) de Nemours & Co., Notes,
         8.25%, 9/15/06                           Aa2          1,500,000       1,495,875       1,780,523
Ford Motor Credit
         6.125, 1/9/06                             A1          2,000,000       1,989,980       2,039,920
KFW International Finance Inc., Notes,
         7.20%, 3/15/14                           Aaa          2,000,000       1,978,500       2,241,075
Republic N.Y. Corp., Notes,
         7.75%, 5/15/09                            A1          1,800,000       1,806,138       1,997,653
Wachovia Corp. Sub. Notes,
         6.375%, 2/1/09                            A1          2,000,000       1,997,400       2,093,872
Wisconsin Elec. Power Co.,
         7.25%, 8/1/04                            Aa2          2,000,000       1,988,600       2,176,780
                                                             -----------     -----------     -----------
                                                              11,300,000      11,256,493      12,329,823
                                                             -----------     -----------     -----------
SHORT-TERM HOLDINGS--14.30%
--------------------------------------------------------------------------------------------------------
Dreyfus Government Cash Management Fund                        1,900,000       1,900,000       1,900,000
Federal National Mortgage Assn., Disc. Note 2/12/99            3,000,000       2,972,027       2,972,027
Fidelity U.S. Treasury Cash Management Fund                    1,031,995       1,031,995       1,031,995
                                                             -----------     -----------     -----------
                                                               5,931,995       5,904,022       5,904,022
                                                             -----------     -----------     -----------
TOTAL INVESTMENTS IN SECURITIES                              $39,699,607     $39,458,235     $41,282,799
                                                             -----------     -----------     -----------
                                                             -----------     -----------     -----------

------------------------------------------------------------
Percentages are based on total investments.


         The accompanying notes are an integral part of this schedule.

Excelsior Income Shares, Inc.

December 31, 1998 (Note 1)

The aggregate market value at December 31, 1998 for the long-term holdings in terms of Quality Ratings is as follows:

       Rating**          Value           Percent
    ---------------   -----------        -------
    Aaa (1)           $25,290,029          71.48
    A1                  6,131,445          17.33
    Aa2                 3,957,303          11.19
                      -----------        -------
    Total             $35,378,777         100.00
                      -----------        -------
                      -----------        -------

(1) These securities which are issued and/or guaranteed by the U.S. Government or Federal Agencies are not rated but are deemed to be Aaa quality for purposes of this report.

*Based on cost for Federal income tax purposes:

   Aggregate gross unrealized
     appreciation                     $ 1,824,564
   Aggregate gross unrealized
     depreciation                           --
                                      -----------
 Net unrealized appreciation          $ 1,824,564
                                      -----------
                                      -----------
Cost for Federal Income Tax
  Purposes                            $39,458,235
                                      -----------
                                      -----------

**Credit ratings are unaudited.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

ASSETS:
-------------------------------------------------
Investments (Note 1) in securities
  at value (identified
  cost $39,458,235):
  U.S. Government and
    Federal Agencies
    obligations         $23,048,954
  Bonds and notes        12,329,823
  Short-term holdings     5,904,022
                        -----------
    Total Investments                 $41,282,799
Cash                                        1,075
Interest receivable                       458,265
Prepaid expenses                           12,041
                                      -----------
    Total Assets                       41,754,180
                                      -----------

LIABILITIES:
-------------------------------------------------
Dividend payable                          590,326
Accrued advisory fee (Note 3)              58,602
Accrued operating expenses                 36,154
                                      -----------
    Total Liabilities                     685,082
                                      -----------
Net Assets                            $41,069,098
                                      -----------
                                      -----------
  NET ASSETS consist of:
  Distribution in excess of net
    investment income                 $   (57,285)
  Accumulated net realized losses
    from investment transactions         (346,383)
  Unrealized appreciation on
    investments                         1,824,564
  Capital shares (Note 5)                  21,864
  Additional paid-in capital           39,626,338
                                      -----------
                                      $41,069,098
                                      -----------
                                      -----------
Net Asset Value per share
  ($41,069,098 / 2,186,391 shares)         $18.78
                                           ------
                                           ------

         The accompanying notes are an integral part of this statement.

Excelsior Income Shares, Inc.

STATEMENT OF OPERATIONS
for the year ended December 31, 1998
(Note 1)

INVESTMENT INCOME:
-------------------------------------------------
INCOME--Interest                       $2,712,858
EXPENSES:
  Investment advisory fee $187,157
  Directors' fees and
    expenses                32,219
  Officer's salary          47,398
  Postage and printing      34,000
  Professional fees         18,965
  Insurance                 22,152
  Transfer agent and
    registrar fees          19,998
  The New York Stock
    Exchange, Inc.--annual
    fee                     15,706
  Miscellaneous             21,101
                          --------
  Total expenses                          398,696
                                       ----------
  Investment Income--Net                2,314,162
                                       ----------

REALIZED GAIN AND UNREALIZED APPRECIATION
(DEPRECIATION) ON INVESTMENTS--NET:
-------------------------------------------------
Realized gain from security
  transactions (excluding
  short-term securities):
  Proceeds from sales     $5,191,867
  Cost of sales            5,162,763
                          ----------
    Net realized gain                      29,104
Unrealized appreciation
  (depreciation) on
  investment securities:
  Beginning of period      1,336,581
  End of period            1,824,564
                          ----------
  Change in unrealized
    appreciation--net                     487,983
                                       ----------
Net realized gain and change
  in unrealized appreciation
  (depreciation) on investments           517,087
                                       ----------
Net Increase in Net Assets
  Resulting from Operations            $2,831,249
                                       ----------
                                       ----------

STATEMENT OF CHANGES IN NET ASSETS

                           For the       For the
                            year          year
                            ended         ended
                          Dec. 31,      Dec. 31,
                            1998          1997
                         -----------   -----------
INCREASE (DECREASE)
IN NET ASSETS:
-----------------------
Operations:
  Investment income--
    net (Note 1)         $ 2,314,162   $ 2,371,900
  Realized gain/(loss) on
    investments--net
    (Note 2)                  29,104       (14,361)
  Change in unrealized
    appreciation--net        487,983       835,219
                         -----------   -----------
  Net increase
    in net assets
    resulting from
    operations             2,831,249     3,192,758
  Dividends to share-
    holders from:
    Investment income--
    net                   (2,251,982)   (2,559,157)
  Cost of shares
    purchased pursuant
    to Section 23 of
    the Investment
    Company Act of 1940
    (Note 5)                   --          (30,805)
                         -----------   -----------
  Total increase in
    net assets               579,267       602,796

NET ASSETS:
-----------------------
    Beginning of year     40,489,831    39,887,035
                         -----------   -----------
    End of year
      (including
      distribution in
      excess of net
      investment income
      of ($57,285) and
      ($106,102) in
      1998 and 1997,
      respectively)      $41,069,098   $40,489,831
                         -----------   -----------
                         -----------   -----------

        The accompanying notes are an integral part of these statements.

Excelsior Income Shares, Inc.

FINANCIAL HIGHLIGHTS


                                                                  For the year ended
                                   --------------------------------------------------------------------------------
                                       1998             1997             1996             1995             1994*
                                      ------           ------           ------           ------           ------
Per Share Operating Performance:
Net asset value, beginning of period  $18.52           $18.23           $18.94           $16.87           $18.97
                                      ------           ------           ------           ------           ------
  Net investment income                 1.06             1.08             1.11             1.14             1.06
  Net gain (loss) on securities
    (realized and unrealized)            .23              .38             (.64)            2.05            (2.00)
                                      ------           ------           ------           ------           ------
Total from investment operations        1.29             1.46              .47             3.19             (.94)
                                      ------           ------           ------           ------           ------
Less Dividends and Distributions:
Dividends from net investment income   (1.03)           (1.17)           (1.18)           (1.12)           (1.03)
Distribution from realized
  gains on investments                    --               --               --               --             (.16)
                                      ------           ------           ------           ------           ------
Total dividends and distributions      (1.03)           (1.17)           (1.18)           (1.12)           (1.19)
                                      ------           ------           ------           ------           ------
  Treasury stock transaction              --              .00               --               --              .03
                                      ------           ------           ------           ------           ------
Net asset value, end of period        $18.78           $18.52           $18.23           $18.94           $16.87
                                      ------           ------           ------           ------           ------
                                      ------           ------           ------           ------           ------
Market value per share, end of period $16.56           $16.75           $15.75           $16.00           $14.63
                                      ------           ------           ------           ------           ------
                                      ------           ------           ------           ------           ------
Total Investment Return:
Based on market value per share        5.55%           14.51%            5.68%           17.04%           (8.64%)
Ratios To Average Net Assets:
Expenses                                .97%            1.08%            1.07%            1.08%            1.15%
Net investment income                  5.62%            5.89%            6.02%            6.26%            5.92%
Supplemental Data:
Net assets at end of period
  (000 omitted)                      $41,069          $40,490          $39,887          $41,452          $36,928
Portfolio turnover rate               15.88%            2.91%            5.50%           25.07%           95.53%


*Based on average shares outstanding.

         The accompanying notes are an integral part of this schedule.

Excelsior Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS
December 31, 1998
--------------------------------------------------------------------------------
(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Excelsior Income Shares, Inc. (the "Company") was incorporated on March 16, 1973 and commenced operations on May 15, 1973. The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The significant accounting policies of the Company, which are in conformity with generally accepted accounting principles, are as follows:

     a) Investments--Security transactions are recorded as of the trade date. Investments owned at December 31, 1998, are reflected in the accompanying financial statements at value. Valuations of the Company's investments are supplied by a pricing service approved by the Board of Directors or by dealers who regularly trade in the security being valued. Short-term holdings are carried at cost plus accrued interest, which approximates value.

     The difference between cost and value is reflected separately as unrealized appreciation (depreciation) of investments.

     The cost basis of bonds is not adjusted for amortization of premiums or accretion of discounts, except for original issue discount which is accreted.

     Realized gains and losses on security transactions are determined on the basis of identified cost.

     b) Federal Income Taxes--No provision for Federal income taxes has been made in the accompanying financial statements since the Company intends to comply with the provisions of Subchapter M of the Internal Revenue Code and to distribute to its shareholders substantially all of its net investment income and net realized capital gains, if any. For Federal income tax purposes the Company has capital loss carryforwards of $69,065 and $277,318 expiring on December 31, 2002 and December 31, 2003, respectively, available to offset future capital gains, if any.

     c) Investment Income Recognition--The Company records interest and expenses on the accrual basis.

     d) Dividend Distributions--The Company records dividend distributions to shareholders as of the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and federal income tax purposes. The effect of these differences for the year ended December 31, 1998 is an increase in undistributed net investment income of $13,363, a decrease in accumulated net realized loss of $13,363.

     e) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Excelsior Income Shares, Inc.

December 31, 1998
--------------------------------------------------------------------------------
(2) DISTRIBUTIONS:

Realized gains from security transactions to the extent they exceed accumulated net realized losses are distributed to shareholders in the succeeding year.

(3) RELATED PARTY TRANSACTIONS:

Under an investment advisory agreement, United States Trust Company of New York (the "Advisor") furnishes investment advisory services to and performs certain administrative functions for the Company. Quarterly fees for such services are based on the net assets of the Company, as of the close of the last business day of each quarter, at the annual rate of 0.5% of the first $100,000,000 of such net assets, and at reduced rates thereafter.

     The investment advisory agreement also provides that the Advisor will reimburse the Company for all expenses (excluding interest, taxes, brokerage commissions and certain other expenses, if any) borne by the Company in any calendar year in excess of 1.5% of the first $30,000,000 of annual average net assets, and 1% of annual average net assets in excess of $30,000,000.

     Each director who is not an employee of United States Trust Company of New York, receives from the Company an annual fee of $5,000, an attendance fee of $300, and $100 for each audit committee meeting attended.

     Two officers of the Company are officers of United States Trust Company of New York.

     Mr. Alexander R. Powers, has been principal Investment Advisor since August 1997. Mr. Powers has been a managing director of the Fixed Income Division of United States Trust Company of New York since March 1998 and was Senior Vice President from August 1997 to March 1998.

(4) PURCHASES AND PROCEEDS FROM SALES OF SECURITIES:

For the period ended December 31, 1998, purchases and proceeds from sales of securities other than short-term United States Government and Federal Agencies obligations aggregated $-0- and $-0-, respectively. Purchases and proceeds from sales of United States Government and Federal Agencies obligations aggregated $5,921,024 and $5,191,867, respectively.

(5) CAPITAL STOCK:

At December 31, 1998, 2,186,391 shares of $.01 par value common stock (15,000,000 shares authorized) were outstanding.

     Pursuant to Section 23 of the Investment Company Act of 1940, the Company may in the future purchase shares of Excelsior Income Shares, Inc. Common Stock on the open market from time to time, at such times, and in such amounts as may be deemed advantageous to the Company. Nothing herein shall be considered a commitment to purchase such shares. For the years ended December 31, 1997 and December 31, 1994, the Company purchased 2,000 and 32,500 shares in the open market at a cost of $30,805 and $475,737, respectively.

Excelsior Income Shares, Inc.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
EXCELSIOR INCOME SHARES, INC.:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Excelsior Income Shares, Inc. (the "Fund"), as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the five years presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for the year ended December 31, 1994 were audited by other auditors, whose report, dated January 24, 1995, expressed an unqualified opinion thereon. We conducted our audits in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

                                                    PricewaterhouseCoopers LLP


New York, New York
February 22, 1999.

ADDITIONAL INFORMATION:

On June 17, 1997, the Board of Directors approved certain amendments to the Company's by-laws. The amendments relate to the presentation of proposals at regular and special meetings of shareholders of the Company. Such proposals include any business to be brought at an annual or special meeting of shareholders, including nomination of persons for election to the Board of Directors. A summary of the amendments follows. The summary is qualified in its entirety by the text of the by-laws, a copy of which is available upon request.

     For business to be brought by a shareholder, such shareholder must give timely written notice thereof in proper written form (the "Notice") to the Secretary of the Company. For an annual meeting, the Notice must be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, the Notice must be so received not later than the close of business on the tenth
(10th) day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. For a special meeting, the Notice must be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting.

     Where the business relates to a shareholder's nomination of a person for election to the Board of Directors, to be in proper form the Notice must set forth certain information relating to the shareholder and the shareholder's proposed nominee. For other business brought by a shareholder, the Notice must provide a brief description of the business to be brought before the annual or special meeting and the reasons for conducting such business, as well as information relating to the shareholder.

YEAR 2000:

Like other investment companies, financial and business organizations and individuals around the world, the Company could be affected adversely if the computer systems used by the Investment Adviser and the Company's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Investment Adviser and the Company's other service providers have informed the Company that they are taking steps to address the Year 2000 Problem with respect to the computer systems that they use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Company as a result of the Year 2000 Problem.

EXCELSIOR INCOME SHARES, INC.
114 W. 47th Street, 8th Floor
New York, NY 10036-1532
(212) 852-3732

DIRECTORS
Townsend Brown II
Edwin A. Heard
James J. O'Leary
John H. Reilly
Perry W. Skjelbred
Philip J. Tilearcio
Kenneth G. Walsh

OFFICERS
Townsend Brown II, Chairman,
President, Chief Executive Officer
Robert D. Cummings
Secretary and Treasurer
Robert R. Johnson
Assistant Treasurer
  and Assistant Secretary

INVESTMENT ADVISOR
United States Trust Company
        of New York
114 West 47th Street
New York, NY 10036-1532

TRANSFER AGENT REGISTRAR & CUSTODIAN
The Chase Manhattan Bank, N.A.
Customer Services
4 New York Plaza, 6th Floor
New York, NY 10043
(800) 257-2356

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1301 Avenue of the Americas
New York, NY 10019

Listed on N.Y. Stock Exchange--Symbol EIS

A "Closed-End Bond Funds" table, which includes current data on Excelsior, is published weekly by The Wall Street Journal and The New York Times.

--------------------------------------------------------------------------------
                                    [LOGO]
                                   Excelsior
                                 Income Shares,
                                      Inc.



                                 Annual Report
                               December 31, 1998
--------------------------------------------------------------------------------